UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 26, 2019

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 850
Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statement and Exhibits

On April 1, 2019, Mid-Con Energy Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities Exchange Commission (the “SEC”) that disclosed, among other things, the Partnership’s through a wholly owned subsidiary, Mid-Con Energy Properties, LLC’s (“Mid-Con Properties”), closing of its acquisition of certain oil and gas properties located in Osage, Grady and Caddo Counties, Oklahoma from Scout Energy Group IV, LP, Scout Energy Partners IV-A, LP, Scout Energy Group I, LP, and Scout Energy Partners I-A, LP pursuant to that certain Purchase and Sale Agreement, dated as of February 15, 2019, for an aggregate purchase price of approximately $27.5 million subject to customary purchase price adjustments (the “Acquisition”).

Concurrently with the closing of the Acquisition, the Partnership, through a wholly-owned subsidiary, closed its previously announced sale of certain oil and gas properties located in Coke, Coleman, Fisher, Haskell, Jones, Nolan, Runnels, Stonewall and Taylor Counties in Texas to Scout Energy Group IV, LP pursuant to that certain Purchase and Sale Agreement, dated February 15, 2019, for an aggregate purchase price of approximately $60.0 million subject to customary purchase price adjustments (the “Divestiture”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) filed with the SEC by the Partnership amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b).  No other amendments to the Initial Form 8-K are being made by this Form 8-K/A.

(a)  Financial Statement of the Businesses to be Acquired.

The audited statement of revenues and direct operating expenses of certain oil properties located in Osage, Grady and Caddo Counties, Oklahoma acquired by Mid-Con Energy Partners, LP from inception February 28, 2018, to December 31, 2018, and related notes thereto, are attached hereto as Exhibit 99.1.

(b)  Pro forma financial information.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018, and the related notes, showing the pro forma effects of the Acquisition and Divestiture, are attached hereto as Exhibit 99.2.

(d)  Exhibits

23.1	Consent of Independent Certified Public Accountants.

99.1

Audited statement of revenues and direct operating expenses of certain oil properties located in Osage, Grady and Caddo Counties, Oklahoma acquired by Mid-Con Energy Partners, LP from inception February 28, 2018, to December 31, 2018, and related notes to the financial statement.

99.2	Mid-Con Energy Partners, LP and subsidiaries unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
		By:	Mid-Con Energy GP, LLC
its general partner

Dated:	June 11, 2019	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary